Intangible assets and goodwill	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Intangible assets and goodwill
13. Intangible assets and goodwill

Cost in €‘000	Brand name	Customer base	Licenses		Software	Internally- developed software	Goodwill	Total
Balance as of January 1, 2020	7,100	44,766	551,614		18,189	30,248	97,187	749,104
Additions	—	—	64,923		26	6,093	—	71,042
Disposals	(1)	—	(51,535	) 2)	(1,101)	—	—	(52,637)
Disposal due to reduction in service potential	—	—	(17,549)		—	—	—	(17,549)
Translation adjustments	(41)	(7)	(1,042)		(236)	(78)	(1,091)	(2,495)

Balance as of December 31, 2020	7,058	44,759	546,411		16,878	36,263	96,096	747,465
Additions	—	—	324,234		1,032	11,794	—	337,060
Additions through business combinations	1,767	22,134	5		60,918	—	151,225	236,049
Disposals	—	—	(172,042)		(6)	—	—	(172,048)
Disposal due to reduction in service potential	—	—	(9,132)		—	—	—	(9,132)
Translation adjustments	168	1,380	869		4,623	69	11,672	18,781

Balance as of December 31, 2021	8,993	68,273	690,345		83,445	48,126	258,993	1,158,175

Amortization and impairment in €‘000
Balance as of January 1, 2020	(5,847)	(19,646)	(280,966)		(12,122)	(9,726)	—	(328,307)
Additions	(204)	(3,528)	(87,248	) 1)	(1,724)	(3,758)	—	(96,462)
Impairment	—	—	(15,789)		—	—	(10,395)	(26,184)
Disposals	1	—	47,345	2)	1,101	—	—	48,447
Translation adjustments	41	6	522		135	—	406	1,110

Balance as of December 31, 2020	(6,009)	(23,168)	(336,136)		(12,610)	(13,484)	(9,989)	(401,396)
Additions	(396)	(5,012)	(100,601	) 1)	(6,048)	(6,991)	—	(119,048)
Impairment	—	—	—		—	—	—	—
Disposals	—	—	172,042		6	188	—	172,236
Translation adjustments	(37)	(26)	(441)		(169)	30	(852)	(1,495)

Balance as of December 31, 2021	(6,442)	(28,206)	(265,136)		(18,821)	(20,257)	(10,841)	(349,703)

Carrying amount
As of December 31, 2020	1,049	21,591	210,275		4,268	22,779	86,107	346,069

As of December 31, 2021	2,551	40,067	425,209		64,624	27,869	248,152	808,472

1)	Includes € 80,608 and € 94,312 of sport rights amortization for the years ended December 31, 2020 and 2021, respectively.
2)
Disposals in 2020 primarily relates to the disposal of fully amortized licenses (€
47,340
cost and accumulated amortization) and early termination of license contracts. The net difference between cost and accumulated amortization of €
4,190
was recognized as part of derecognition of the corresponding license payable in the consolidated statement of financial position.

As of December 31, 2020 and 2021, brand names with a carrying amount of €944, have indefinite useful lives. These are classified as intangible assets with indefinite useful lives based on an analysis of the product life cycles and other relevant factors indicating that the future positive cash flows are expected to be generated for an indefinite period of time. During the year ended December 31, 2021 there was an increase of €1,767 due to additions to business combinations.
During the years ended December 31, 2019, 2020 and 2021, the Group capitalized internally-developed software costs of €7,863, €6,093 and €11,794, respectively, which are shown separately on the consolidated statements of profit or loss and other comprehensive income. The capitalization of internally-developed software consists of personnel expenses (2019: €7,062; 2020: €5,736; 2021: €11,592) and external costs included in the line item “Purchased services and licenses (excluding depreciation and amortization)” (2019: €801; 2020: €357; 2021: €202).
As of December 31, 2020 and 2021, additions to licenses in the amount of €50,812 and €262,003, respectively were unpaid and recognized as liabilities. Further, additions of €135 and €4,389 as of December 31, 2020 and 2021, respectively, relate to barter transactions. As of December 31, 2021, additions of €27,965 relate to a recognized asset resulting from granted equity instruments and a warrant to a licensor. During the years ended December 31, 2019, 2020 and 2021, the Group settled €50,699, €71,861 and €82,187, respectively, of prior years’ liabilities related to the acquisition of intangible assets. During the years ended December 31, 2019, 2020 and 2021, the cash outflows for acquisitions of intangible assets amounted to €91,576, €91,956 and €124,890, respectively.
During the years ended December 31, 2019, 2020 and 2021, research and development expenditure that is not eligible for capitalization amounted to €27,731, €28,511 and €36,687 respectively, and has been expensed under personnel expenses in the consolidated statements of profit or loss and other comprehensive income.
The three largest sport rights included within licenses have a net book value of €167,530, €71,373 and €37,950 and constitute 65% of the balance as of December 31, 2021. The remaining useful lives are 9 years, 4 years and 3 years, respectively.
13.1 Impairment test
Goodwill
For the purpose of impairment testing, goodwill acquired through business combinations is allocated to a CGU that is expected to benefit from the synergies of the combination and represents the lowest level within the Group at which goodwill is monitored for internal management purposes and which is not higher than the Group’s operating segments.
During 2021, management aligned the naming of CGUs with the operating segments. There was no re-organization
of the segments nor of the CGUs and the change does not represent any re-allocation
of goodwill to the new CGUs. Sports Media US was renamed to United States due to the business being acquired during 2021 in the United States (refer to note 3). The new acquisition covers other products, not only sports media, therefore, goodwill is monitored on a higher level of the structure. Sports Betting CGU was renamed to RoW Betting, Sports Betting AV was renamed to RoW Betting AV and Sports Media RoW to RoW Other.
Allocation of the carrying amount of goodwill to the respective CGUs and the key assumptions used in estimation of the recoverable amount are as follows:

Goodwill per CGU in €‘000	RoW Betting	RoW Betting AV	RoW Other	United States	Optima
Goodwill as of January 1, 2020	15,528	44,001	12,772	10,935	13,952
Impairment	—	—	—	(10,395)	—
Reclassification	13,952	—	—	—	(13,952)
Foreign currency translation effect	(145)	—	—	(540)	—

Goodwill as of December 31, 2020	29,335	44,001	12,772	—	—
Acquisition	—	57,814	4,659	88,752	—
Foreign currency translation effect	117	4,481	72	6,148	—

Goodwill as of December 31, 2021	29,452	106,296	17,504	94,900	—

Key assumptions used
As of December 31, 2020:
Terminal value growth rate	2.0%	2.0%	2.0%	—
Budgeted EBITDA margin 1	45.1%	16.8%	21.3%	—
Discount rate —WACC (before taxes)	10.5%	10.4%	10.3%	—
As of December 31, 2021:
Terminal value growth rate	2.0%	2.0%	2.0%	2.0%
Budgeted EBITDA margin 1	39.8%	15.3%	22.10%	23.2%
Discount rate —WACC (before taxes)	8.6%	8.6%	11.2%	11.1%

1
The budgeted EBITDA margin for the RoW Betting CGUs represents an average margin, whereas the budgeted EBITDA margin for the RoW Other and United States CGUs represents the assumption for the last year of the budget period.

An impairment is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of its value in use and its fair value less costs to sell. The Group determines the recoverable amount of a CGU on the basis of its value in use.
Impairment tests of goodwill are performed based on the financial budgets most recently prepared by the Group covering the two-year
period to December 31, 2023. The budgets are based on historical experience and represent management’s best estimates about future developments. Budgeted EBITDA was estimated taking into account the average cash flow growth levels experienced over the past years and the estimated sales volume and price growth for the next two years. Sales volumes, sales prices and variable cost assumptions are derived from industry forecasts, forecasts for the regions in which the Group operates, internal management projections and past performance. Cash flow projections beyond the budget period are applied to the CGUs for the following one year with transition into perpetuity. They are based on internal management projections. For CGUs United States and RoW Other, cash flows after the budget period are extrapolated for a further nine to eleven years using declining growth rates and a terminal growth rate thereafter. Both CGUs are in the investment phase and management expects they will be profitable in a longer run. Therefore, management enlarged the time horizon for the extrapolated periods beyond five years as presumed by IAS 36. The cash flows are initially discounted at a rate corresponding to the post-tax
cost of capital.
Pre-tax
discount rates are then determined iteratively for disclosure purposes. The resulting value in use for each CGU is then compared to the carrying amount of the CGU. The key assumptions used by CGUs are shown in the table above.
Based on the above, no impairment of goodwill was identified as of December 31, 2021, as the recoverable value of the CGUs exceeded the carrying value.
Due to significant losses incurred in 2020 and expected decline in future performance for the CGU United States (former Sports Media – US), an impairment assessment of goodwill was performed. Accordingly, management estimated the recoverable amount of the CGU, which was its value in use of (€17.9) million. The estimate of value in use was determined using a pre-tax
discount rate of 14.7% and a terminal value growth rate of 2%. The carrying amount of the CGU United States was determined to be higher than its recoverable amount and an impairment loss was recognized in the consolidated statement of profit or loss and other comprehensive income. An indication of impairment of the NBA and NFL license rights (partly allocated to the CGU – United States) was identified at the same time. Therefore, the license rights were first tested for impairment (see below) and a proportionate amount of the impairment was allocated to the CGU United States. The impairment loss resulting from the goodwill impairment test for the CGU United States (after considering the impairment on the NBA and NFL license rights) was allocated to goodwill and an amount of €10.4 million was written off. The CGU United States goodwill impairment is a part of the United States segment. As of December 31, 2020, no impairment of goodwill was identified for any other CGUs, as the recoverable value of the CGUs exceeded the carrying value.

Impact of
COVID-19
on goodwill
Due to the increased level of uncertainty resulting from
COVID-19
pandemic, management assessed with careful consideration the recoverable amount of the CGUs. As of December 31, 2021, no impairment of goodwill was identified for any of the CGUs, as the recoverable value of the CGUs exceeded the carrying value. An analysis of the calculation’s sensitivity to possible changes in the key assumptions such as higher discount rates, lower than budgeted EBITDA margins and lower growth rates was performed as of December 31, 2021 and management did not identify any probable scenarios where the CGUs recoverable amount would fall below their carrying amount.
Sensitivity analyses of reasonably possible changes in the underlying assumptions for the CGUs are as follows:

•	0% terminal value growth rate;

•	2% decrease in sustainable EBITDA margin

•	1% increase in discount rate
None of these downside sensitivity analyses in isolation indicated the need for an impairment.
Other intangible assets
As of December 2019, a separate impairment test was performed for the NBA and NFL license rights. This resulted in an impairment for the NBA license in the amount of €36.0 million and for the NFL license in the amount of €2.4 million. The recoverable amount for the NBA license amounted to €90.3 million and $
12.9
million for the NFL license. WACC (before taxes) in the value in use valuation for the NBA and NFL licenses was
8.5%. The impairment was triggered by the slower opening of the relevant market; and the expectations of the former business plan (including RoW) not being met.
During 2020, an impairment test was performed for the NBA and NFL license rights due to the impact of the COVID-19 pandemic which led to an underperformance of the US media business. This resulted in an impairment of the NBA license in the amount of
€13.2
million and of the NFL license in the amount of
€2.6
million. The recoverable amount of the NBA license amounted to €
63.4
million and of the NFL license to €
7.3
million. WACC (before taxes) used in the value in use valuation for NBA and NFL was
9.2
%. The NBA and NFL license rights impaired are part of the following segments: RoW Betting (€
0.8
million), RoW Betting AV (€
3.3
million) and United States (€
11.7 million).
In 2021, the Company assessed whether there is any indication that other intangible assets may be impaired, considering external and internal sources of information and concluded that no other indicators of impairment were identified.